SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MAY 18, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 5 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  May  18,  1999   registrant   issued  a  press   release   entitled
 "Halliburton's 1999 Shareholders' Meeting and Second Quarter Dividend" pertaining, among other things, to an announcement that the registrant's stockholders have elected all fourteen nominees to the board of directors and ratified the appointment of Arthur Andersen LLP to audit the registrant's financial statements for 1999 and that the registrant's board of directors has declared a 1999 second quarter dividend of 12.5 cents a share on registrant's common stock, payable June 24, 1999 to shareholders of record at the close of business on June 3, 1999.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 18, 1999.




                                Page 2 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    May 18, 1999                  By:  /s/  Susan S. Keith
                                          ----------------------------
                                                 Susan S. Keith
                                                 Vice President and Secretary





                                Page 3 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           May 18, 1999
                           Incorporated by Reference





                                Page 4 of 5 Pages
                       The Exhibit Index Appears on Page 4